UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2018

Walter Investment Management Corp.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001- 13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

(Address of principal executive offices, including zip code)

(844) 714-8603

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on November 30, 2017, Walter Investment Management Corp. (the “Company”) filed a voluntary petition (the “Bankruptcy Petition,” and the case commenced thereby, the “Chapter 11 Case”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”) to pursue its previously announced Prepackaged Chapter 11 Plan of Reorganization, dated November 6, 2017 (as amended and supplemented, the “Prepackaged Plan”). The Company’s Chapter 11 Case is being administered under the caption In re Walter Investment Management Corp. (Case No. 17-13446). On January 18, 2018, the Court entered an order (the “Confirmation Order”) confirming the Prepackaged Plan.

On January 23, 2018, the Company filed its monthly operating report for the period beginning December 1, 2017 and ending December 31, 2017 (the “Monthly Operating Report”) with the Court. The Monthly Operating Report is attached hereto as Exhibit 99.1, and is incorporated herein by reference. This Current Report on Form 8-K (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Additional Cautionary Statements

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. As discussed above, the Prepackaged Plan has been approved by the Court, and pursuant to the Prepackaged Plan, the Company’s common stock, as well as all unexercised options, warrants or rights to acquire or receive an equity interest in the Company, in each case, outstanding immediately prior to effectiveness of the Prepackaged Plan, will be cancelled and cease to exist on the Effective Date, and the holders of the Company’s common stock will receive only the pro rata portion of New Common Stock as set forth in the Prepackaged Plan. Even though the Company’s common stock continues to trade on the New York Stock Exchange (the “NYSE”), under the Prepackaged Plan, its underlying value may be significantly less than the current trading price on the NYSE, and the Company’s stockholders should not view the trading activity of the Company’s common stock on the NYSE or any other market or trading platform as being indicative of any value they would receive in respect of the Company’s common stock in connection with the Chapter 11 Case.

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “would,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, statements relating to the Prepackaged Plan and Chapter 11 Case, Monthly Operating Report, descriptions of management’s strategy, plans, objectives, expectations, or intentions and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any proposed transactions the Company considers. Risks and uncertainties relating to the restructuring include: the Court’s rulings in the Chapter 11 Case and the outcome of the Chapter 11 Case in general; the length of time the Company will operate under Chapter 11; risks associated with third-party motions in the Chapter 11 Case, which may interfere with the Company’s ability to develop and consummate the Prepackaged Plan or other plan of reorganization; the ability to satisfy all conditions precedent to the Prepackaged Plan; the ability of the Company to successfully execute the Prepackaged Plan without substantial disruption to the business of, or a Chapter 11 bankruptcy filing by, one or more of its primary operating or other subsidiaries; the effects of disruption from the restructuring making it more difficult to maintain business, financing and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business; increased legal and advisor costs related to the Chapter 11 Case and other litigation and the inherent risks involved in a bankruptcy process; the ability of the Company to comply with the terms of its restructuring support agreements, including completing various stages of the restructuring within the dates specified by the restructuring support agreements; the ability of the Company to maintain the listing of its common stock on the NYSE; and the ability of the Company to continue as a going concern. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail under the heading “Risk Factors” and elsewhere in the Company’s annual and quarterly reports, including amendments thereto, and other filings with the Securities and Exchange Commission.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

See Exhibit Index

EXHIBIT INDEX

Exhibit No.	Description

99.1	Monthly Operating Report for the period ended December 31, 2017, filed with the United States Bankruptcy Court for the Southern District of New York

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Walter Investment Management Corp.

Date: January 24, 2018	By:	/s/ John J. Haas
John J. Haas, General Counsel, Chief Legal Officer and Secretary